SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) April 15, 2003
                                                         (April 14, 2003)


                             RITE AID CORPORATION
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            (Exact name of registrant as specified in its charter)


  Delaware                         1-5742                     23-1614034
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(State or Other Jurisdiction     (Commission               (IRS Employer
  of Incorporation)              File Number)              Identification No.)


30 Hunter Lane, Camp Hill, Pennsylvania                           17011
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(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code         (717) 761-2633
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                                     None
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         (Former Name or Former Address, if Changed Since Last Report)



Item 5. Other Events.

On April 14, 2003, Rite Aid Corporation issued a press release announcing that it is planning to offer $350 million of seven-year senior secured notes due 2010. Rite Aid intends to use the net proceeds from the offering to repay a portion of the term loan under its senior credit agreement and for general corporate purposes, which may include capital expenditures and repayments or repurchases of its outstanding indebtedness.

The offering is part of a planned refinancing that includes the previously announced replacement of the company's senior credit facility with a new $2.0 billion senior credit facility that will consist of a $1.15 billion term loan and a $850 million revolving credit facility and will mature in April 2008. The offering is not contingent upon the consummation of the new credit facility which is subject to successful syndication and satisfaction of customary closing conditions.

The offering is subject to market and other customary conditions and is contingent upon the company obtaining consents to certain amendments to its senior credit and synthetic lease facilities.

The notes due 2010 will be offered in the United States to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, and outside the United States pursuant to Regulation S under the Securities Act. The notes have not been registered under the Securities Act and may not be offered or sold in the United States without registration or an applicable exemption from the registration requirements.

On April 15, 2003, Rite Aid Corporation issued a press release announcing the terms of the previously announced offering. The offering will consist of $360 million ($10 million more than previously announced) of Rite Aid's 8.125% senior secured notes due 2010. The notes are priced at 98.688% of the principal amount to achieve a yield to maturity of 8.375%. The transaction is expected to close on April 22, 2003. The release reiterated the previously announced intended use of proceeds from the offering and reiterated that the notes due 2010 have not been registered under the Securities Act and may not be offered or sold in the United States without registration or an applicable exemption from the registration requirements.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

99.1       Registrant's Press Release, dated April 14, 2003.
99.2       Registrant's Press Release, dated April 15, 2003.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           RITE AID CORPORATION


Dated:   April 15, 2003                    By: /s/ Robert B. Sari
                                              ----------------------------
                                           Name:  Robert B. Sari
                                           Title: Senior Vice President,
                                                  General Counsel and Secretary




                                 EXHIBIT INDEX


Exhibit No.       Description

99.1              Registrant's Press Release dated April 14, 2003

99.2              Registrant's Press Release dated April 15, 2003.